MANAGERS TRUST II

MANAGERS SCIENCE AND TECHNOLOGY FUND
MANAGERS 20 FUND
MANAGERS MID-CAP FUND
MANAGERS LARGE-CAP FUND
MANAGERS BALANCED FUND
MANAGERS CONVERTIBLE SECURITIES FUND
MANAGERS HIGH YIELD FUND
MANAGERS FIXED INCOME FUND

Supplement dated March 23, 2005 to the Prospectus and Statement of Additional Information dated April 1, 2004, (as supplemented July 26, 2004)

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The following information supplements and supersedes any information to the contrary relating to Managers Science and Technology Fund, Managers 20 Fund, Managers Mid-Cap Fund, Managers Large-Cap Fund, Managers Balanced Fund, Managers Convertible Securities Fund, Managers High Yield Fund, and Managers Fixed Income Fund, each a series of Managers Trust II (each a “Fund” and collectively, the “Funds”) contained in the Funds’ Prospectus and Statement of Additional Information dated April 1, 2004, (as supplemented July 26, 2004)

Class A Shares (all Funds):

At a meeting held on March 4, 2005, the Funds’ Board of Trustees approved an amended initial sales charge schedule for Class A shares of each Fund effective May 1, 2005. The price of Class A shares equals a Fund’s current share price, or net asset value (“NAV”), plus an initial sales charge that varies according to the amount you invest, as shown in the chart below.

CLASS A – All Funds Except Managers Fixed Income Fund

Investment Amount	Initial Sales Charge as a Percentage of Share Price	Initial Sales Charge as a Percentage of Total Amount Invested	Dealer Commission as a Percentage of Offering Price
Less than $25,000	5.75%	6.10%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.25%
$50,000 to $99,999	4.50%	4.71%	3.75%
$100,000 to $249,999	3.50%	3.63%	2.75%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	1.50%	1.52%	1.20%
$1,000,000 or more	None	None	None

CLASS A – Managers Fixed Income Fund

Investment Amount	Initial Sales Charge as a Percentage of Share Price	Initial Sales Charge as a Percentage of Total Amount Invested	Dealer Commission as a Percentage of Offering Price
Less than $50,000	5.00%	5.56%	4.50%
$50,000 to $99,999	4.50%	4.71%	3.75%
$100,000 to $249,999	3.50%	3.63%	2.75%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	1.50%	1.52%	1.20%
$1,000,000 and over	None	None	None

You may be able to reduce the initial sales charge on your purchase of Class A shares of the Funds as follows:

Under certain circumstances, we will add the value of any existing Fund investments plus the value of any investment you’ve made in the Managers Money Market Fund, to the amount of your investment to determine the sales charge.

You may add the value of existing investments in the Funds held for your benefit in trust by fiduciaries with the Funds to be considered in calculating initial sales charges on your purchase of Class A Shares of the Funds, including Fund investments through qualified retirement plans at work.

If you agree by letter of intent to invest a definite amount in Class A shares of the Funds over the 13 months following your first purchase, we will calculate the initial sales charge with respect to these purchases as if you purchased all the shares at one time. You may be able to reduce initial sales charges still further by including your existing Managers Funds investments in the calculation.

Consult your registered financial professional, or the Statement of Additional Information for the Funds, for further details on our Class A share cost reduction programs.

You may reinstate your Fund investment at any time within 180 calendar days after you sell your shares. That means you may reinvest the amount you received from the sale of your Class A shares without any up-front sales charge. You may exercise this reinvestment privilege only once per Fund investment and it may be subject to other restrictions.

Class A Shares (all Funds):

At a meeting held on March 4, 2005, the Funds’ Board of Trustees approved an amendment to the Distribution Agreement between the Funds and Managers Distributors, Inc. to provide for the reduction of payments pursuant to the Funds’ Rule 12b-1 Plan from 0.50% to 0.25% of the average daily value of the net assets represented by Class A Shares of each Fund effective May 1, 2005.

Class C Shares (all Funds):

At a meeting held on March 4, 2005, the Funds’ Board of Trustees approved the elimination of the initial sales charge for the Class C shares of each Fund effective May 1, 2005. A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may still be applicable to Class C shares sold within one year of purchase, as further described in the Funds’ prospectus. The CDSC will be based on the purchase price of the Class C shares or their sale price, whichever is lower.

Managers Science and Technology Fund:

At a meeting held on March 4, 2005, the Fund’s Board of Trustees unanimously approved a plan to liquidate Managers Science and Technology Fund and terminate the Fund, effective May 1, 2005 (the “Liquidation Date”). It is expected that the cash proceeds of the liquidation will be distributed to shareholders on or before the Liquidation Date.

In light of the proposed liquidation, effective immediately, Managers Science & Technology Fund will no longer accept investments for either new or existing shareholder accounts.

March 23, 2005